SECOND STANDSTILL AGREEMENT (this "SECOND STANDSTILL AGREEMENT"), dated and effective as of July 31, 2000 (the "EFFECTIVE DATE"), is entered into by and among (i) Employee Solutions, Inc. (the "COMPANY"), an Arizona corporation, (ii) the Guarantors (as defined in the Indenture referred to herein), (iii) the Holders (as defined in the Indenture referred to herein) signatory hereto (collectively, the "SIGNING HOLDERS") and (iv) The Huntington National Bank, as trustee under the Indenture referred to herein (the "TRUSTEE").

                              W I T N E S S E T H:

     WHEREAS, the Company and the Guarantors thereto have heretofore executed and delivered to the Trustee the Indenture, dated as of October 15, 1997, as amended from time to time (the "INDENTURE"), providing for the issuance of an aggregate principal amount of up to $85 million of 10% Senior Notes Due 2004 (the "NOTES");

     WHEREAS, the Company and Guarantors are not in compliance with certain provisions of the Indenture, resulting in the occurrence of certain Defaults and Events of Default under, and as defined in, the Indenture;

     WHEREAS, the Trustee on May 19, 2000, issued a Notice of Default consistent with the terms of the Indenture;

     WHEREAS, as a result of ongoing discussions that occurred between the Company and the Signing Holders relating to the possible restructuring of the Company and its Guarantors' debt and/or capital structure(s), as of May 31, 2000, the Company, Guarantors, Signing Holders and Trustee entered into the Standstill Agreement (the "First Standstill Agreement"), whereby the Signing Holders and Trustee agreed to forbear in the exercise of their remedies with respect to certain then existing and anticipated Defaults and Events of Default (as defined in the Indenture), subject to specified terms and conditions, for a period of not more than 30 days;

     WHEREAS, the First Standstill Agreement expired by its own terms on June 30, 2000, and was not extended or renewed;

     WHEREAS, the Company and Signing Holders continued to engage in discussions relating to the possible restructuring of the Company and its Guarantors' debt and/or capital structure(s), both during the term of the First Standstill Agreement and thereafter, and still continue in those discussions as of the date of this Second Standstill Agreement; and

     WHEREAS, the Company has again requested that the Signing Holders and Trustee forbear in the exercise of remedies with respect to certain existing and anticipated Defaults and Events of Default (as defined in the Indenture), and the Signing Holders and the Trustee are willing to grant such further forbearance on the terms and conditions provided herein.

     NOW, THEREFORE, in consideration of the premises and covenants herein contained, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto mutually agree and covenant as follows:

     SECTION 1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

     SECTION 2. FORBEARANCE. The Signing Holders and Trustee agree, on the terms and subject to the conditions hereof, to forbear during the period (the "SECOND FORBEARANCE PERIOD") from and after the Effective Date until (but excluding) the Forbearance Termination Date (as defined in Section 3) in the exercise of the rights and remedies available under the Indenture and the Notes with respect to any Default or Event of Default. Notwithstanding such forbearance, it is understood by the Company and Guarantors that the Signing Holders and Trustee have not waived any existing or anticipated Default or Event of Default, or any rights or remedies in respect thereof, under the Indenture, Notes, or any other agreements, instruments or documents executed and delivered in connection therewith or the transactions contemplated thereby (collectively, the "INDENTURE DOCUMENTS"). During the Second Forbearance Period (and thereafter), the Signing Holders and Trustee shall be permitted to exercise any and all of their rights and remedies under the Indenture Documents, except as may be limited or provided otherwise during the Second Forbearance Period pursuant to this Second Standstill Agreement.

     SECTION 3. TERMINATION. The forbearance provided pursuant to Section 2 shall terminate and be of no further force or effect at 10:00 a.m. (Pacific time) on the date (the "FORBEARANCE TERMINATION DATE") of the earliest to occur of:

          (a) thirty (30) days from the Effective Date;

          (b) the date of commencement of any liquidation, bankruptcy, receivership, assignment for the benefit of creditors or similar case or proceeding by or against the Company or the Guarantors in a court of competent jurisdiction, and in the case of an involuntary proceeding the passage of twenty-five (25) days from the date of such filing without such filing being dismissed or stayed, by or with respect to the Company or one or more of the Guarantors; and

          (c) the first date during the Second Forbearance Period that any new Default or Event of Default ("NEW DEFAULT") or by breach by the Company or Guarantors hereunder occurs; notwithstanding the foregoing, and for the exclusive purposes of this Second Standstill Agreement, a New Default shall not include a Default or an Event of Default that exists as of one (1) day preceding Effective Date and that continues beyond that date.

     From and after the Forbearance Termination Date, the forbearance set forth herein shall terminate and be of no further force or effect, and the Signing Holders and Trustee shall be entitled to immediately exercise and enforce any and all rights and remedies available to the Signing Holders and Trustee as a consequence of any Defaults or Events of Default that have occurred prior to, during or after the Second Forbearance Period and are continuing. Each the Company and each of the Guarantors hereby expressly waives any right of notice from the Holders or the Trustee other than notice of any New Default under the Indenture.

     SECTION 4. INFORMATION. The Company and Guarantors agree to deliver to the Signing Holders and Trustee:

          (a) By noon, Pacific time, on Wednesday of each week: (i) revenue figures for the immediately preceding week, showing both weekly revenue figures and aggregate monthly revenue figures for the reporting month, (ii) cash flow projections for the four (4) weeks commencing with such week,
     (iii) a listing of any new client contracts entered into by the Company or the Guarantors during the immediately preceding week, and (iv) a listing of any existing client contracts that were lost or terminated during the immediately preceding week; and in each such case the financial information in respect of Team Services (the "Team Services Information") shall be limited to summary totals and reported separately from all other financial information (the "Non-Team Services Information"). The Non-Team Services Information will be produced from the Company's invoice register, and both the Team Services Information and the Non-Team Services Information will be provided online with hard copies available upon request.

          (b) The Company's balance sheet for (i) each the months of (x) July, 2000, by no later August 15, 2000, and (y) August, 2000, by no later than September 15, 2000, and (ii) each month for which this Second Forbearance Agreement might be extended by the parties hereto, by no later than the 15th day of the month immediately following the month for which the balance sheet is prepared.

          (c) By August 15, 2000, a written update regarding the current business plan of the Company and Guarantors as such plan pertains to cost reductions.

          (d) All financial information and other documentation regarding the Company and the Guarantors reasonably requested by the Signing Holders or Trustee.

     Upon the occurrence of any Default of its obligations hereunder, the defaulting Company or defaulting Guarantor, as the case may be, shall promptly notify the Signing Holders and Trustee of same.

     Notwithstanding the provision of the information to the Signing Holders and Trustee as identified in this Section 4, The Dreyfus Corporation ("Dreyfus"), one of the Signing Holders, does not intend to receive any of said information. Dreyfus and each the Company and the Guarantors agree and acknowledge that, though Dreyfus will remain subject to the terms and obligations of this Second Standstill Agreement, Dreyfus shall not be restricted from trading in any securities by virtue of the information disseminated to the other Signing Holders under this Second Standstill Agreement, except as would otherwise be required by law. Dreyfus agrees and acknowledges that in the event that Dreyfus does receive such information, any restrictions on trading will be coextensive with those restrictions imposed upon the other Signing Holders under applicable law.

     SECTION 5. INSTRUCTION TO TRUSTEE. The Signing Holders represent that they hold an aggregate principal amount of approximately $66,850,000 of the Notes which is a majority in aggregate principal amount of the outstanding Notes. Pursuant to Section 6.11 of the Indenture, the Signing Holders hereby instruct the Trustee, and the Trustee acknowledges receipt of such instruction, to honor the provisions of this Second Standstill Agreement, and not issue any Notice of Default or undertake any action that is contrary to the terms of this Second Standstill Agreement.

     SECTION 6. CONTINUING EFFECT. Except as expressly provided herein or as hereafter may be modified, the Indenture Documents shall continue unchanged and in full force and effect, and all rights, powers and remedies of the Signing Holders, Trustee, Company and Guarantors thereunder are hereby expressly reserved. Except to the extent expressly waived herein, each the Company and each of the Guarantors remains obligated by the representations, warranties, covenants and other provisions set forth in the Indenture Documents to which it is a party.

     SECTION 7. ACKNOWLEDGEMENTS. Each the Company and each of the Guarantors hereby (i) acknowledges and agrees that as of the close of business on July 31, 2000, the outstanding amount of the principal and interest owing by the Company and Guarantors under the Indenture Documents is as set forth in Schedule I attached hereto, (ii) acknowledges and affirms, as of the Effective Date, all of its obligations arising or incurred under or in connection with the Indenture Documents or this Second Standstill Agreement, (iii) acknowledges and agrees that, nothing in this Second Standstill Agreement shall create a contractual restriction on the Signing Holders, or any of them, which would restrict them from trading in any securities that each would otherwise be entitled to trade in accordance with applicable law and (iv) acknowledges and affirms that, that other than as specifically set forth in this Second Standstill Agreement, neither the Signing Holders nor Trustee has waived, forborne, modified or otherwise agreed not to exercise any rights or remedies available to any of them under the Indenture Documents or this Second Standstill Agreement.

     SECTION 8. INDENTURE DOCUMENTS IN FULL FORCE. Each the Company and each Guarantor hereby represents, warrants and agrees that the Indenture Documents and the provisions of each thereof are and remain its legal, valid and binding obligations, enforceable in accordance with their terms, and remain in full force and effect except as amended or modified by this Second Standstill Agreement. Each the Company and each Guarantor hereby reaffirms, reconfirms and restates, all of its obligations under the Indenture Documents, as so modified. Each the Company and each Guarantor hereby releases each of the Signing Holders and the Trustee, and each of their respective present and former agents, employees, officers, directors, shareholders, partners, principals, representatives, attorneys, Affiliates, and any of their predecessors and successors, and all persons acting, by and through, under or in concert with them, from any and all claims, demands, debts, losses, obligations, liabilities, costs, expenses, and rights of action and causes of action, of any kind or character whatsoever, whether known or not, suspected or unsuspected, based upon facts occurring prior to the date hereof or which may be hereafter claimed to arise out of any action, inaction, event, or matter based upon facts occurring prior to the date hereof. Each the Company and each Guarantor hereby represents and warrants, as of the date hereof, no action relating to claims, demands, debts, losses, obligations, liabilities, costs, expenses, and rights of action and causes of action, of any kind or character whatsoever has been taken or is threatened against any of the Trustee or any Signing Holder by the Company or any of the Guarantors. Nothing in this Second Standstill Agreement or in any document or instrument executed or delivered in connection herewith or pursuant hereto shall constitute a satisfaction as to all or any portion of the Company or any of the Guarantors' Indebtedness or other obligations.

     SECTION 9. GOVERNING LAW; JURISDICTION; WAIVER. THIS SECOND STANDSTILL AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH THE COMPANY AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY UNITED STATES FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING FOR BREACH OF THIS SECOND STANDSTILL AGREEMENT AND IRREVOCABLY
ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH THE COMPANY AND EACH GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE SIGNING HOLDERS OR TRUSTEE TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY OR ANY GUARANTOR IN ANY OTHER JURISDICTION.

     SECTION 10. NO COMMITMENT OR WAIVER. Neither this Second Standstill Agreement nor any action or inaction on the part of the Signing Holders or Trustee shall be construed to constitute or represent (i) a commitment by the Signing Holders or Trustee, either in their capacities under the Indenture Documents or in any other capacity, to restructure any indebtedness of the Company or the Guarantors, or (ii) an intention by the Signing Holders or Trustee, either in their capacities under the Indenture Documents or in any other capacity, except as expressly provided in Section 2, to waive, modify or forbear from exercising any of their rights, powers, privileges or remedies under the Indenture Documents or under any other document or agreement, at law, in equity or otherwise, and each the Company and each of the Guarantors acknowledges, agrees and confirms, except as expressly provided in Section 2, that no such commitment, waiver, modification or forbearance has been offered, granted, extended or agreed to by the Signing Holders or Trustee, either in their capacities under the Indenture Documents or in any other capacity. Nothing set forth in this Second Standstill Agreement shall be construed so as to require the Signing Holders or Trustee, either in their capacities under the Indenture Documents or in any other capacity, to agree to the terms of any modification proposed by the Company and the Guarantors to the Indenture Documents or any other document or agreement to which the Signing Holders or Trustee are a party.

     SECTION 11. ADMISSIBILITY. Each of the Company and each Guarantor hereby acknowledges and agrees that (i) all terms and conditions of, written statements, representations and warranties made by or on behalf of such party in, and information delivered by or on behalf of such party in connection with, this Second Standstill Agreement or any Indenture Document, are confirmed and admitted by such party and shall be admissible in any proceeding in any forum regarding any dispute with the Trustee or any Signing Holder, and (ii) the Trustee and each Signing Holder retain all rights and defenses with respect to any statements made in connection herewith or any Indenture Documents.

     SECTION 12. REPRESENTATIONS AND WARRANTIES. In addition to any other representations and warranties made or deemed made hereunder, each party hereto represents and warrants to the other parties hereto that:

          (a) such party has the full authority and legal right and power to execute and deliver this Second Standstill Agreement, and to perform the terms hereof and the transactions contemplated hereby;

          (b) all necessary corporate or other action on the part of such party to be taken in connection with the execution, delivery and performance of this Second Standstill Agreement and the transactions contemplated hereby has been duly and effectively taken; and

          (c) the execution, delivery and performance by such party does not constitute a violation or breach of such party's articles of incorporation or by-laws, or any law by which such party is bound.

     SECTION 13. BENEFIT OF AGREEMENT. This Second Standstill Agreement is solely for the benefit of the signatories hereto and, to the extent it is not a Signing Holder or the Trustee, a Person (including without limitation any other creditor of or claimant against the Company or a Guarantor, or any shareholder of any thereof) shall not have any rights under, or because of the existence of, this Second Standstill Agreement.

     SECTION 14. ENTIRE AGREEMENT. This Second Standstill Agreement and the Indenture Documents constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

     SECTION 15. AMENDMENTS; EXTENSIONS. The terms of this Second Standstill Agreement may be modified, amended or waived only in writing, executed by each of the Signing Holders, Trustee, Company and Guarantors. It is understood and agreed that the Signing Holders and Trustee are not and shall not be under any obligation, express or implied, to consent to any modification or amendment hereof or to any extension of the Second Forbearance Period.

     SECTION 16. REMEDIES. No failure on the part of a Signing Holder or the Trustee to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder or under the Indenture Documents shall operate as a waiver thereof; nor shall any single or partial exercise by the Trustee or any Signing Holder of any right, power or remedy hereunder or under the Indenture Documents preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     SECTION 17. VOLUNTARY AGREEMENT. Each the Company and each of the Guarantors represents and warrants that it is represented by legal counsel of its choice, is fully aware of the terms contained in this Second Standstill Agreement and has voluntarily and without coercion or duress of any kind entered into this Second Standstill Agreement, and the documents and agreements executed and to be executed in connection with this Second Standstill Agreement.

     SECTION 18. HEADINGS, ETC. "Section" or other headings contained in this Second Standstill Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Second Standstill Agreement.

     SECTION 19. NOTICES. Any documents, reports, notices, consents or requests that are required or may be given hereunder shall be given to the parties at the addresses and in the manner provided in the Indenture.

     SECTION 20. FURTHER ASSURANCES. Each the Company and each of the Guarantors shall execute all additional documents and do all acts not specifically referred to herein which are reasonably necessary to fully effect the intent of this Second Standstill Agreement.

     SECTION 21. TIME OF ESSENCE. Time is strictly of the essence of this Second Standstill Agreement and full and complete performance of each and every provision hereof.

     SECTION 22. SUCCESSORS AND ASSIGNS. This Second Standstill Agreement, including, without limitation, the representations, warranties, covenants and obligations contained herein (i) shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns, and (ii) shall be binding upon and enforceable against the parties hereto and their respective successors and assigns.

     SECTION 23. SEVERABILITY. Any provision of this Second Standstill Agreement that is determined to be invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Second Standstill Agreement or affecting the validity or enforceability of any provisions of this Second Standstill Agreement in any other jurisdiction.

     SECTION 24. COUNTERPARTS. This Second Standstill Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Second Standstill Agreement by signing any such counterpart.

     IN WITNESS WHEREOF, the undersigned have caused this Second Standstill Agreement to be duly executed as of the day and year first above written.

                                        COMPANY

                                        EMPLOYEE SOLUTIONS, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        GUARANTORS

                                        E.R.C. OF INDIANA, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        EMPLOYEE RESOURCES CORPORATION


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        EMPLOYEE SOLUTIONS - EAST, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        EMPLOYEE SOLUTIONS - MIDWEST, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary

                                        EMPLOYEE SOLUTIONS - OHIO, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        EMPLOYEE SOLUTIONS OF ALABAMA, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        EMPLOYEE SOLUTIONS OF CALIFORNIA, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        EMPLOYEE SOLUTIONS OF TEXAS, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        EMPLOYEE SOLUTIONS - NORTH AMERICA, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary

                                        EMPLOYEE SOLUTIONS - SOUTHEAST, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        ERC OF MINN INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        ERC OF OHIO, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        ESI-NEVADA HOLDING COMPANY, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        ESI AMERICA, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        ESI RISK MANAGEMENT AGENCY, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary

                                        ESI MIDWEST, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        ESI-NEW YORK, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        FIDELITY RESOURCES CORPORATION


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        LOGISTICS PERSONNEL CORP.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary


                                        PHOENIX CAPITAL MANAGEMENT, INC.


                                        By: /s/ KEVIN M. DUDDLESTEN
                                            ------------------------------------
                                            Name: Kevin M. Duddlesten
                                            Title: Corporate Secretary

                                        SIGNING HOLDERS

                                        ALLIANCE CAPITAL MANAGEMENT, L.P.,
                                        as investment advisor


                                        By: /s/ KATALIN E. KUTASI
                                            ------------------------------------
                                            Name: Katalin E. Kutasi
                                            Title: Senior Vice President


                                        THE DREYFUS CORPORATION


                                        By: /s/ JOHN V. KOERBER
                                            ------------------------------------
                                            Name: John V. Koerber
                                            Title:


                                        ML CLO XII PILGRIM AMERICA (CAYMAN)
                                        LTD., by Pilgrim Investments, Inc.,


                                        By: /s/ KEVEN G. MATHEWS
                                            ------------------------------------
                                            Name: Keven G. Mathews
                                            Title: S.V.P./SPM


                                        ML CLO XV PILGRIM AMERICA (CAYMAN) LTD., by Pilgrim Investments, Inc.,


                                        By: /s/ KEVEN G. MATHEWS
                                            ------------------------------------
                                            Name: Keven G. Mathews
                                            Title: S.V.P./SPM

                                        SALOMON BROTHERS ASSET MANAGEMENT,
                                        as Investment Advisor


                                        By: /s/ FRANK LEE
                                            ------------------------------------
                                            Name: Frank Lee
                                            Title: Director


                                        THE TRUSTEE

                                        THE HUNTINGTON NATIONAL BANK, as Trustee


                                        By: /s/ CANDADA J. MOORE
                                            ------------------------------------
                                            Name: Candada J. Moore
                                            Title: Vice President